Capital management and solvency	12 Months Ended
Dec. 31, 2025
Text block 1 [Abstract]
Capital management and solvency
37 Capital management and solvency
The Group’s lead regulator, the Bermuda Monetary Authority (BMA), monitors capital requirements for the Group as a whole. The Group’s individual subsidiaries are directly supervised by their local regulators. The Group is required by the BMA to hold an excess of its assets over its insurance contract liabilities calculated on a regulatory basis. Aegon’s group solvency ratio under the Bermuda solvency framework is broadly aligned with that under the previously applied Solvency II framework during a transition period until the end of 2027. This includes the method to translate Transamerica’s capital position into the group solvency position. As announced on the Capital Markets Day held on December 10th 2025, due to the proposed redomiciliation of the legal seat to the US, Aegon needs to report under the US capital framework, which is currently expected to occur per January 2028. The lead and scope of group supervision will be reassessed by relevant regulators at the time of the redomiciliation.
The Group and its individual subsidiaries may also be subject to supervisory intervention by their local regulators at local entity level. The Group and its individually regulated subsidiaries complied with all externally imposed capital requirements during 2025 and 2024.
Strategic importance
Aegon’s approach to capital management plays a vital role in supporting the execution of its
strategy. The key capital management priority is to ensure adequate capitalization to cover Aegon’s obligations toward its policyholders and debtholders while providing sustainable dividends to shareholders. This priority is achieved by allocating capital to products that offer high growth and return prospects.
Management of capital
Aegon’s goal for both its operating units and for the Aegon group as a whole is to maintain a strong financial position and to be able to sustain losses from extreme business and market conditions. Aegon’s Enterprise Risk Management (ERM) framework ensures that the Aegon Group and its operating companies are adequately capitalized and that obligations toward policyholders are adequately met. Embedded in this larger framework is Aegon’s capital management policy, which is based on adequate capitalization of the operating units, Cash Capital at Holding, and leverage.

Aegon manages capital in the operating units to their respective operating levels, sufficient to absorb moderate shocks and pay sustainable remittances to the Group, and above their minimum dividend payment levels. Cash Capital at Holding is maintained within an operating range of EUR 0.5 – 1.5 billion and covers holding expenses, near-term dividends, and contingencies, such as potential recapitalization of units. Aegon’s gross financial leverage was EUR 4.9 billion per December 31, 2025 compared to EUR 5.2 billion per December 31, 2024.
Frequent monitoring of actual and forecasted capitalization levels across its underlying businesses is a key element of Aegon’s capital framework in order to actively steer and manage toward maintaining adequate capitalization levels. Group operating capital generation contributed favorably and more than offset dividend payments.
Capital ratios of Aegon’s main operating units

	December 31, 2025 1	December 31, 2024

US RBC ratio	424%	443%

Scottish Equitable Plc Solvency UK ratio	183%	186%

1	The capital ratios are estimates and are not final until filed with the respective supervisory authority.
The estimated RBC ratio in the United States decreased from 443% on December 31, 2024, to 424% on December 31, 2025, and remained above the operating level of 400%. Strong operating performance was more than offset by negative impact from remittances to the Group and adverse market impacts. The negative impact of the SGUL reinsurance transaction was offset by the capital injection from the Group.
The Solvency II ratio for Scottish Equitable Plc decreased from 186% on December 31, 2024, to 183% on December 31, 2025, and remained above the operating level of 150%. The capital ratio decreased with 3%-points, mainly due to remittances to Aegon UK, partly offset by operating capital generation.
The ability of Aegon’s operating units, principally insurance companies, to pay remittances to the holding company is constrained by the requirement that these units remain adequately capitalized at levels set by local insurance regulations and governed by local insurance supervisory authorities. Based on the capitalization level of the operating units, local insurance supervisors are able to restrict and/or prohibit the transfer of remittances to the holding company. In addition, the ability of operating units to pay remittances to the holding company can be constrained by the requirement for these operating units to hold sufficient shareholders’ equity as determined by law. The capitalization level and shareholders’ equity of the operating units can be impacted by various factors (e.g. general economic conditions, capital market risks, underwriting risk factors, changes in government regulations, and legal and arbitrational proceedings). To mitigate the impact of such factors on the ability of operating units to transfer funds, Aegon establishes an operating level of capital in each of the units, 150% SCR for Solvency II units, including the United Kingdom, and 400% RBC CAL in the United States, which includes additional capital in excess of regulatory capital requirements. Aegon manages capital in the units to this operating level over-the-cycle.
Cash Capital at Holding
Cash Capital at Holding decreased from EUR 1.7 billion on December 31, 2024 to EUR 1.3 billion on December 31, 2025. This decrease was largely due to the payment of final 2024 and interim 2025 external dividend and the share buy backs (in total EUR 1.1 billion), the capital injection to the Americas for the SGUL reinsurance transaction (EUR 0.8 billion), partly offset by the sale of a.s.r. shares decreasing Aegon’s ownership to 24.12% (EUR 0.7 billion) and the free cash flows in 2025 (EUR 0.8 billion).
Group solvency ratio
Aegon’s group solvency ratio and surplus under the Bermuda solvency framework is broadly in line with that under the Solvency II framework during a transition period until the end of 2027. The method to translate Transamerica’s capital position into the group solvency position is also similar to the methodology previously applied under Solvency II. Aegon’s UK insurance subsidiaries have been included in Aegon’s Solvency calculation in accordance with Solvency UK standards, including Aegon UK’s approved Partial Internal Model.
Aegon agreed to fully adopt the Bermuda solvency framework after the transition period. Aegon announced on May 16, 2025 that it will apply an aggregation approach to calculate its group solvency under the Bermuda solvency framework after the transition period. The resulting group solvency ratio is expected to be broadly similar to the current group solvency ratio and Aegon expects no material impact on its capital management framework. As announced on the Capital Markets Day held on December 10th 2025, due to the proposed redomiciliation of the legal seat to the US, Aegon needs to report under the US capital framework, which is currently expected to occur per January 2028. The lead and scope of group supervision will be reassessed by relevant regulators at the time of the redomiciliation.

Furthermore, the BMA has concluded its review of the eligibility of Aegon’s capital instruments under the Bermuda solvency framework:

●	Aegon’s Solvency II-compliant instruments will continue to be eligible under the Bermuda solvency framework in the corresponding tier to Solvency II, and without any limitations;
●	The Junior Perpetual Capital Securities (JPCS), were treated as Restricted Tier 1 until January 1, 2026, are eligible as Tier 2 Ancillary Capital following that date, until the end of 2029. Subject to a review in 2029, eligibility may be extended;
●	The Perpetual Cumulative Subordinated Bonds (PCSB), which in 2025 were still treated as Restricted Tier 1, lost eligibility as of January 1, 2026. On a pro-forma
basis taking into account the upcoming end of the eligibility for the PCSB, Aegon’s group solvency ratio would have been 7%-points lower compared with the group solvency ratio of 184% on December 31, 2025.
Aegon’s debt structure and funding decisions remain driven by economic considerations, while also taking into account market circumstances, regulatory requirements, and rating agency considerations.
The Group solvency ratio is calculated as the ratio between the Eligible Own Funds and the Solvency Capital Requirement (SCR). The Eligible Own Funds equal the Available Own Funds after applying any Own Funds eligibility restrictions.

	December 31, 2025 1	December 31, 2024

Group Eligible Own Funds	11,901	14,030

Group SCR	6,464	7,466

Group solvency ratio 2	184%	188%

1	The solvency ratios are estimates and are not final until filed with the respective supervisory authority.
2	Including our share of a.s.r. Excess of Assets over Liabilities (minus own shares and minus minority interests) and SCR in our Group Solvency numbers.
Aegon’s Group solvency ratio was 184% on December 31, 2025, compared with 188% on December 31, 2024. The decrease in Group Solvency ratio of 4%-points is mainly driven by negative impacts from the SGUL reinsurance transaction in the US, shareholder returns including the 2025 interim dividend of 19 cents per share, the foreseeable 2025 final dividend of 21 cents per share, the two share buy backs of EUR 200 million completed in 2H 2025 and the announced EUR 227 million share buyback program for 1H 2026. This negative impact is partly offset by the positive impact from operating capital generation and the sale of 12.5 million a.s.r. shares.
Minimum regulatory requirements
Insurance laws and regulations in local regulatory jurisdictions often contain minimum regulatory capital requirements. Bermuda and the BMA, as group supervisor and local entity supervisor of Bermuda subsidiaries, defined a minimum solvency margin. For insurance companies in the European Union and the United Kingdom a minimum capital requirement is defined. An irreparable breach of the minimum regulatory capital requirements would lead to a withdrawal of the Company’s insurance license. Similarly, for the US insurance entities the withdrawal of the insurance license is triggered by a breach of the 100% Authorized Control Level (ACL), which is set at 50% of the Company Action Level (CAL).
Aegon views the higher capital requirement, 120% of the SCR for the Group or 100% of local entity solvency capital requirement as the level around which supervisors will formally require management to provide regulatory recovery plans.
During 2025, the Aegon Group and the regulated entities within the Aegon Group that are subject to regulatory capital requirements on a solo-level continued to comply with the solvency requirements.
Capital leverage
Aegon’s total capitalization reflects the capital employed in the business units and consists of the adjusted valuation equity and total gross financial leverage. Aegon assesses its gross financial leverage position based on various leverage metrics, including the gross financial leverage ratio, which is calculated by dividing total financial leverage by total capitalization. Aegon defines total financial leverage as debt or debt-like funding issued for general corporate purposes and for capitalizing Aegon’s business units. Total financial leverage includes hybrid instruments, as well as subordinated and senior debt. Aegon’s total capitalization comprises the following components:
●	Shareholders’ equity based on IFRS;
●	Non-controlling interests and Long Term Incentive Plans not yet vested
●	Contractual service margin net of tax; and
●	Total financial leverage.

The following table shows the composition of Aegon’s total capitalization, the calculation of the gross financial leverage ratio and its fixed charge coverage:

	Note	2025	2024

Total shareholders’ equity	25	7,432	7,215

Non-controlling interests and share options not yet exercised	26, SOFP 1	186	221

CSM after tax	29	6,277	6,975

Adjusted valuation equity		13,896	14,411

Perpetual contingent convertible securities	26	500	500

Junior perpetual capital securities	26	923	923

Perpetual cumulative subordinated bonds	26	454	454

Subordinated Borrowings	27	1,461	1,653

Trust pass-through securities	28	99	113

Currency revaluation other equity instruments 2		24	52

Hybrid leverage		3,461	3,695

Senior leverage	31 3	1,389	1,507

Total gross financial leverage		4,850	5,201

Total capitalization		18,746	19,612

Gross financial leverage ratio		25.9%	26.5%

Fixed Charge Coverage		7.5 x	6.4 x

1	Non-controlling interests are disclosed in the consolidated statement of financial position.
2	Other equity instruments that are denominated in foreign currencies are, for purpose of calculating hybrid leverage, revalued to the period-end exchange rate.
3	Senior debt for the gross financial leverage calculation also contains swaps for an amount of EUR (7) million (2024: EUR (26) million).
Distributable reserves
Aegon is subject to legal restrictions on the amount of dividends it can pay to its shareholders. Aegon shall only declare or pay a dividend or make a distribution from contributed surplus in accordance with Bermuda law. Among other things this means that Aegon shall not declare or pay a dividend or make a distribution from contributed surplus in the event that there are reasonable grounds for believing that (i) the company is, or would after the payment be, unable to pay its liabilities as they become due; or (ii) the realizable value of the company’s assets would thereby be less than its liabilities.
In accordance with the Dutch
Non-residential
companies act (“Wet op de formeel buitenlandse vennootschappen”) the members of the Board of Directors will need to satisfy themselves that after distributions to shareholders, repurchase of shares and reduction of the issued capital with repayment of shares Aegon Ltd. remains in the position to proceed with the payment of its due debts.